EXHIBIT 10.5

                              AMENDED AND RESTATED
                                VOTING AGREEMENT

               THIS AMENDED AND RESTATED VOTING AGREEMENT (this "AGREEMENT") is entered into as of October 5, 2001, by and among Jamie Kellner, Doug Gealy, Thomas Allen, (collectively, Jamie Kellner, Doug Gealy and Thomas Allen, the "MANAGEMENT DIRECTORS" and each a "MANAGEMENT DIRECTOR"), Thomas Embrescia, (the "SELLER DIRECTOR"), , CEA Capital Partners USA, L.P., a Delaware limited partnership ("CEA CAPITAL"), CEA Capital Partners USA CI L.P., a Cayman Island limited partnership ("CEA CAPITAL CI"), Alta Subordinated Debt Partners III, L.P., a Delaware limited partnership ("ALTA SDP"), Alta Comm S by S, LLC, a Delaware limited liability company ("ALTA SS"), Alta Communications VI, L.P. a Delaware limited partnership ("ALTA VI"), and TCW Shared Opportunity Fund II, L.P., a Delaware limited partnership ("TCW SHOPII"), TCW Leveraged Income Trust, L.P., a Delaware limited partnership ("TCW-LINC") (collectively, CEA Capital, CEA Capital CI, Alta SDP, Alta SS, Alta VI, TCW SHOPII and TCW-LINC, the "INVESTOR STOCKHOLDERS" and each an "INVESTOR STOCKHOLDER") and ACME Communications, Inc. (the "COMPANY") to amend and restate the long-term Voting Agreement by and among the Management Directors, Seller Director, Investor Stockholders and Company, dated as of September 29, 1999 (the "PRIOR AGREEMENT").

                                    RECITALS

               A. WHEREAS, the Company commenced its initial public offering of shares of its common stock to the public (the "IPO") on September 29, 1999.

               B. WHEREAS, in connection with the IPO and the corporate reorganization before the IPO, the Company filed both a Form 316 "short-form" application and a Form 315 "long-form" application (the "Long- Form Application") with the Federal Communications Commission (the "FCC").

               C. WHEREAS, in connection with the IPO and expiration of the Form 315 application, the parties agreed to enter into the Prior Agreement upon the terms and conditions set forth therein.

               D. WHEREAS, certain of the parties to the Prior Agreement desire to amend and restate the Prior Agreement in its entirety in order to extend the term of such agreement and to make certain other modifications to the terms and conditions of the Prior Agreement.

                                    AGREEMENT

               NOW, THEREFORE, in consideration of the promises made in this Agreement, the parties hereby agree to amend and restate the Prior Agreement in its entirety as follows:


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

                            1. ELECTION OF DIRECTORS

1.1     ELECTION OF MANAGEMENT DIRECTOR DESIGNEES. During the Term:

        1.1.1 Each Investor Stockholder, each Investor Stockholder Designee (as defined below) and each Seller Director agrees to vote or cause to be voted all of the shares of any class of the Company's capital stock that it or he owns or for which it or he controls the vote in favor of the election to the Company's board of directors (the "BOARD") of each of three individuals designated by the Management Directors (the "MANAGEMENT DIRECTOR DESIGNEES"). The initial Management Director Designees are Jamie Kellner, Doug Gealy and Thomas Allen.

        1.1.2 Upon a vacancy in the directorship by any Management Director Designee during the term of this Agreement, a majority of the Management Directors Designees may select a designee to fill such vacancy. The Management Directors must then notify each of the Investor Stockholders and Investor Stockholder Designees (only if such Investor Stockholder Designee owns or controls the vote of any class of the Company's common stock) and each Seller Director in writing of the identity of the individual designated to fill such vacancy (a "MANAGEMENT DESIGNATION NOTICE") and the Investor Stockholders and, if applicable, the Investor Stockholder Designees in their respective capacities as stockholders of the Company, and the Seller Director will take any action necessary to cause such designee to be elected as a director to fill such vacancy within 30 days after receipt of a Management Designation Notice.

        1.1.3 Each Investor Stockholder and each Seller Director hereby approves Jamie Kellner, Doug Gealy and Thomas Allen as the initial Management Director Designees.

1.2 ELECTION OF INVESTOR STOCKHOLDER DESIGNEES. "INVESTOR STOCKHOLDER DESIGNEE" shall mean the individual designated by the applicable Investor Stockholder as its designee for election to the Board. During the Term:

        1.2.1 Each Investor Stockholder, Investor Stockholder Designee, Seller Director, Management Director and Management Director Designee agrees to vote or cause to be voted all of the shares of any class of the Company's capital stock that it or he owns or for which it or he controls the vote in favor of the election to the Board of Investor Stockholder Designees.

        1.2.2 If the amount of common stock that is owned or for which the vote is controlled by an Investor Stockholder is less than 75% of the capital stock of the Company that such Investor Stockholder owned or for which such Investor Stockholder controlled the vote on the closing date of the IPO, no other party to this agreement will be required to vote in favor of the election to the Board of the designee of such Investor Stockholders; provided, however, that nothing contained herein releases such Investor Stockholder Designee from his voting obligations under this Agreement so long as such Investor Stockholder Designee remains on the Board.

        1.2.2 The initial Investor Stockholder Designee for each of the Investor Stockholders is as set forth below:

               Investor Stockholder                       Designee
               --------------------                       --------
               Alta Communications                        Brian McNeill

               CEA Capital                                Jim Collis

               Trust Company of the West                  Darryl Schall


        1.2.3 Upon a vacancy in the directorship by any Investor Stockholder Designee during the term of this Agreement, the applicable Investor Stockholders may select a designee to fill such vacancy. The Investor Stockholder must then notify each of the parties to this agreement, in writing, of the identity of the individual designated to fill such vacancy (an "INVESTOR DESIGNATION NOTICE") and the Management Directors and, if applicable, the Management Director Designees in their respective capacities as stockholders of the Company, the Seller Director, and the other Investor Stockholder Designees will take any action necessary to cause such designee to be elected as a director to fill such vacancy within 30 days after receipt of an Investor Designation Notice.

        1.2.1 Each Management Director and Seller Director hereby approves Darryl Schall, Jim Collis and Brian McNeill as the initial Investor Stockholder Designees.

1.3     ELECTION OF SELLER DIRECTOR.  During the Term:

        1.3.1 Each Investor Stockholder, Investor Stockholder Designee, Management Director and Management Director Designee agrees to vote or cause to be voted all of the shares of any class of the Company's capital stock that it or he owns or for which it or he controls the vote in favor of the election to the Board of Thomas Embrescia.

        1.3.2 Each Investor Stockholder and each Management Director hereby approves Thomas Embrescia as the Seller Director.

        1.3.3 If the amount of common stock that is owned or for which the vote is controlled by Seller Director equals less than 75% of the capital stock of the Company that such Seller Director owned or for which such Seller Director controlled the vote on the closing date of the IPO, no Management Director, Management Director Designee, Investor Stockholder or Investor Stockholder Designee will be required to vote in favor of the election to the board of directors of such Seller Director; provided, however, that nothing contained herein releases such

        Seller Director from his voting obligations under this Agreement so long as such Seller Director remains on the Board.

1.4 REMOVAL. Except as may be necessary to enforce Section 1.6.1 below, each Management Director, Management Director Designee, Investor Stockholder, Investor Stockholder Designee and Seller Director agrees during the Term not to vote for the removal as a Company director of any other person who is or becomes a party to this Agreement.

1.5 VACANCIES. Each party to this Agreement agrees during the Term to use it best efforts to ensure that there are enough vacancies on the Board for the persons voted in favor of election pursuant to this Agreement.

1.6     RESIGNATION.

        1.6.1 While (a) rendering services to the Company as a Company director, none of the Management Directors, Management Director Designees, Investor Stockholder Designees or Seller Director (individually, a "DIRECTOR" and collectively, the "DIRECTORS") and (b) while any Investor Stockholder has an Investor Stockholder Designee as a Company director, no Investor Stockholder, may, without the express written consent of the Board, directly or indirectly, engage in any activity that is, or participate or invest in or assist (whether as owner, part-owner, stockholder, partner, director, officer, trustee, employee, agent, independent contractor or consultant, or in any other capacity) a Competitive Enterprise. "Competitive Enterprise" means any entity that operates television stations, cable distribution systems or other video broadcast or distribution enterprises in a designated market area ("DMA") where the Company or any affiliate (as defined in the Securities Exchange Act of 1934) of the Company owns and/or operates television stations. Notwithstanding the foregoing, a Director or Investor Stockholder may own equity interests in or control the vote of equity interests in any publicly-held television enterprise engaged in a Competitive Enterprise, provided, that such Director or Investor Stockholder owns or controls the vote of less than 5% of the outstanding equity interests in such Competitive Enterprise.

        1.6.2 If any Director or Investor Stockholder directly or indirectly, engages in any activity that is, or participates or invests in or assists (whether as owner, part-owner, stockholder, partner, director, officer, trustee, employee, agent, independent contractor or consultant, or in any other capacity) a Competitive Enterprise (other than as permitted pursuant to the last sentence of Section 1.6.1 above), then such Director agrees to immediately resign from the Board and any committee of the Board on which he serves and such Investor Stockholder agrees to cause its Investor Stockholder Designee to immediately resign from the Board and any committee of the Board.

1.7 VOTING RELEASE. Notwithstanding anything in Sections 1.1, 1.2 or 1.3 to the contrary, if a Company director or Investor Stockholder is in breach of Section 1.6.1 above, then no Management Director, Management Director Designee, Investor Stockholder,


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

        Investor Stockholder Designee or Seller Director (as applicable) will be required to vote or cause to be voted any of the shares of any class of the Company's capital stock that it or he owns or for which it or he controls the vote in favor of the election to the Board of such breaching director or Investor Stockholder Designee of the breaching Investor Stockholder.

                                    2. TERM

2.1 The "Term" of this Agreement will commence on the date that the FCC's final approval of the Long-Form Application is no longer subject to appeal or reconsideration, and this Agreement and the obligations of the parties hereunder will terminate on the fourth anniversary of the closing date of the IPO, unless sooner terminated pursuant to the provisions hereof.

                             3.      MISCELLANEOUS

3.1 NOTICES. All notices, demands and requests required by this Agreement will be in writing and will be deemed to have been given for all purposes: (a) upon personal delivery; (b) one day after being sent, when sent by professional overnight courier service from and to locations within the continental United States; (c) five days after posting when sent by registered or certified mail; or (d) on the date of transmission when sent by facsimile with confirmation of receipt, addressed to:

                      If to the Company:

                      Tom Allen
                      2101 E. Fourth Street, Suite 202
                      Santa Ana, California 92705
                      fax (714) 245-9494

                      If to any other party, to the respective address listed on the signature pages hereto;

or to such other address or to such other person as any party will have last designated by such notice to the other parties.

3.2 SEVERABILITY. The provisions of this Agreement are severable. The invalidity, in whole or in part, of any provision of this Agreement will not affect the validity or enforceability of any other of its provisions. If one or more provisions are declared invalid or unenforceable, the remaining provisions will remain in full force and effect and will be construed in the broadest possible manner to effectuate the purposes hereof, unless such change would adversely affect one party to this agreement (defined below) vis-a-vis another party to this agreement, in which case this Agreement will not be deemed severable. The parties further agree to replace such void or unenforceable provisions of this Agreement with valid and enforceable


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

        provisions that will achieve, to the extent possible, the economic, business and other purposes of the void or unenforceable provisions.

3.3 AMENDMENT. The provisions of this Agreement may not be amended, modified or supplemented, and waivers of or consents to departures from the provisions hereof may not be given, without the written consent of each of the parties.

3.4 INJUNCTIVE RELIEF. Without intending to limit the remedies available to the parties, the parties acknowledge that a breach of any of the covenants contained in this Agreement may result in material irreparable injury to the other parties for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such a breach or threat thereof, the other parties will be entitled to obtain a temporary restraining order and a preliminary or permanent injunction restraining or requiring actions prohibited or required by this Agreement or such other relief as may be required to enforce specifically any of the covenants of this Agreement.

3.5 GOVERNING LAW. This Agreement will be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

3.6 ASSIGNMENT; SUCCESSORS. This Agreement may not be assigned by any party without prior written consent of a majority of the parties, which consent must not be unreasonably withheld. This Agreement will be binding upon and will inure to the benefit of the parties hereto and will be binding upon and will inure to the benefit of their respective successors and assigns.


                     [Rest of Page Intentionally Left Blank]

               IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.


                                    JAMIE KELLNER

                                    /s/ Jamie Kellner
                                    ---------------------------

                                    Address:

                                    2101 East 4th St., Ste. 202A
                                    Santa Ana, CA 92705


                                    DOUG GEALY

                                    /s/ Doug Gealy
                                     ---------------------------

                                    Address:

                                    2101 East 4th St., Ste. 202A
                                    Santa Ana, CA 92705


                                    THOMAS ALLEN

                                    /s/ Thomas Allen
                                     ---------------------------

                                    Address:

                                    2101 East 4th St., Ste. 202A
                                    Santa Ana, CA 92705

                                    Thomas Embrescia

                                    /s/ Thomas Embrescia
                                    ---------------------------

                                    Address:

                                    Second Generation Place
                                    3029 Prospect Avenue
                                    Cleveland, OH 44115

                                    DARRYL SCHALL

                                    /s/ Darryl Schall
                                     ----------------------------------------

                                    Address:

                                    Trust Company of the West
                                    11100 Santa Monica Blvd., Ste. 2000
                                    Los Angeles, CA 90025

                                    JIM COLLIS

                                    /s/ Jim Collis
                                    -----------------------------------------

                                    Address:

                                    Seaport Capital
                                    199 Water St., 20th Floor
                                    New York, NY 10038


                                    BRIAN MCNEILL

                                    /s/ Brian McNeill
                                     ----------------------------------------

                                    Address:

                                    c/o Burr Egan Deleage & Co., Inc.
                                    200 Clarendon St.
                                    Floor 51
                                    Boston, MA 02116
                                    Attn: Brian W. McNeill
                                    Tel: (617) 956-1317
                                    Fax: (617) 262-9779

                                    ACME COMMUNICATIONS, INC.


                                    By: /s/ Thomas D. Allen
                                        ----------------------------------------
                                    Name:  Thomas D. Allen
                                    Title: Chief Financial Officer

                               Alta Communications VI, L.P.

                               By:  Alta Communications VI Management
                                    Partners, L.P., its general partner


                               By: /s/ Brian McNeill
                                   ----------------------------------------
                               Name:  Brian McNeill
                               Title:  G.P.

                               c/o Burr Egan Deleage & Co. Inc.
                               200 Clarendon St.
                               Floor 51
                               Boston, MA 02116
                               Attn: Brian W. McNeill
                               Tel: (617) 956-1317
                               Fax: (617) 262-9779


                               ALTA-COMM S BY S, LLC


                               By: /s/ Brian McNeill
                                   ----------------------------------------
                               Name: Brian McNeill, a member

                               c/o Burr Egan Deleage & Co., Inc.
                               200 Clarendon St.
                               Floor 51
                               Boston, MA 02116
                               Attn: Brian W. McNeill
                               Tel: (617) 956-1317
                               Fax: (617) 4262-9779


                               Alta Subordinated Debt Partners III, L.P.

                               By: Alta Subordinated Debt Management III, L.P., its general partner


                               By: /s/ Brian McNeill
                                   ----------------------------------------
                               Name:  Brian McNeill
                               Title: G.P.

                               c/o Burr Egan Deleage & Co., Inc.
                               200 Clarendon St.
                               Floor 51
                               Boston, MA 02116

                                    CEA Capital Partners USA, L.P.

                                    By:  Seaport Capital, LLC,
                                         its authorized representative


                                    By: /s/ James J. Collis
                                        ----------------------------------------
                                    Name:  James J. Collis
                                    Title  Executive Vice President

                                    c/o Seaport Capital, LLC
                                    199 Water St., 20th Floor
                                    New York, NY 10038
                                    Tel: (212) 425-1400
                                    Fax: (212) 425-1420


                                    CEA Capital Partners USA CI L.P.

                                    By:  Seaport Capital, LLC,
                                         its authorized representative


                                    By: /s/ James J. Collis
                                        ----------------------------------------
                                    Name:  James J. Collis
                                    Title  Executive Vice President

                                    c/o Seaport Capital, LLC

                                    199 Water St., 20th Floor
                                    New York, NY 10038
                                    Tel: (212) 425-1400
                                    Fax: (212) 425-1420

                                    TCW SHARED OPPORTUNITY FUND II, L.P.

                                    By:  TCW Investment Management Company,
                                         its Investment Manager

                                    By: /s/ Darryl Schall
                                        ----------------------------------------
                                    Name:  Darryl Schall
                                    Title: Managing Director

                                    By: /s/ Nicholas W. Tell, Jr.
                                        ----------------------------------------
                                    Name:  Nicholas W. Tell, Jr.
                                    Title: Managing Director

                                    Address:

                                    11100 Santa Monica Blvd.
                                    Los Angeles, CA 90025


                                    TCW LEVERAGED INCOME TRUST, L.P.

                                    By:  TCW Investment Management Company,
                                         its Investment Manager

                                    By: /s/ Darryl Schall
                                        ----------------------------------------
                                    Name:  Darryl Schall
                                    Title: Managing Director

                                    By: /s/ Nicholas W. Tell, Jr.
                                        ----------------------------------------
                                    Name:  Nicholas W. Tell, Jr.
                                    Title: Managing Director

                                    Address:
                                    11100 Santa Monica Blvd.
                                    Los Angeles, CA 90025